UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 5, 2009

INTERNATIONAL ASSETS HOLDING CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-23554	59-2921318
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 E. Central Parkway, Suite 2060, Altamonte Springs, Florida	32701
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (407) 741-5300

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On September 30, 2009, International Assets Holding Corporation (“International Assets”) completed its business combination with FCStone Group, Inc. (“FCStone”), in accordance with the terms of the Agreement and Plan of Merger, dated as of July 1, 2009 (the “Merger Agreement”), by and among International Assets, International Assets Acquisition Corp., a wholly owned subsidiary of International Assets, and FCStone, pursuant to which FCStone became a wholly owned subsidiary of International Assets (the “Merger”).

Unless the context otherwise requires, all references herein to “International Assets” refer to International Assets Holding Corporation and its wholly owned subsidiaries after the effective time of the Merger, and all references to FCStone refer to FCStone Group, Inc. and its wholly owned subsidiaries and predecessor entities prior to the effective time of the Merger.

Item 5.02	Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Directors

As previously reported, on September 30, 2009, pursuant to the terms of the Merger Agreement, the board of directors of International Assets was increased from seven members to 13 members. The six new members of the board were designated by FCStone and consisted of Paul G. Anderson, Brent Bunte, Jack Friedman, Daryl Henze, Bruce Krehbiel and Eric Parthemore. Each of them was a director of FCStone at the time of the Merger.

The seven continuing members of the board were Scott J. Branch, John M. Fowler, Robert A. Miller, Sean M. O’Connor, John Radziwill, Diego J. Veitia and Justin R. Wheeler. Each of them was a director of International Assets at the time of the Merger.

At a meeting of the board of directors of International Assets held on October 5, 2009, the directors approved the appointment of the members of the committees of the board of directors, as follows:

•	Audit Committee: Daryl Henze (Chairman), Brent Bunte, Bruce Krehbiel, John Radziwill and Justin R. Wheeler

•	Compensation Committee: John M. Fowler (Chairman), Jack Friedman, Robert A. Miller, Eric Parthemore and John Radziwill

•	Nominating and Governance Committee: John Radziwill (Chairman), Brent Bunte, Jack Friedman, Robert A. Miller and Justin R. Wheeler

Executive Officers

At a meeting of the board of directors of International Assets held on October 5, 2009, the directors approved the appointment of the following individuals as executive officers of International Assets:

•	Paul G. Anderson was appointed President.

•	William J. Dunaway was appointed Chief Financial Officer.

•	Scott J. Branch was appointed Chief Operating Officer. He formerly served as the President of International Assets.

•	Brian T. Sephton was appointed Chief Legal and Governance Officer. He formerly served as the Chief Financial Officer of International Assets.

The information regarding the background of Mr. Anderson and Mr. Dunaway required by Item 401(b), (d) and (e) and Item 404(a) of Regulation S-K, as well as information regarding the employment agreements of such persons, is set forth (i) under the caption “Executive Officers of the Company” in Part I of FCStone’s Annual Report on Form 10-K/A for the fiscal year ended August 31, 2008, filed with the Securities and Exchange Commission on May 12, 2009; (ii) under the caption “Executive Compensation and Related Matters” in FCStone’s Proxy Statement, dated December 8, 2008, filed with the Securities and Exchange Commission on December 8, 2008, and (iii) under the caption “Interests of FCStone’s Executive Officers and Directors in the Merger” in the joint proxy statement/prospectus, included in Part I of International Assets’ Registration Statement on Form S-4 (Registration Statement No. 333-160832), filed with the Securities and Exchange Commission on August 14, 2009, and such information is incorporated herein by reference.

Item 5.03.	Amendments to Charter and Bylaws

At a meeting of the board of directors of International Assets held on October 5, 2009, the directors approved the restatement of the certificate of incorporation of International Assets.

The Restated Certificate of Incorporation of International Assets is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description of Document

2.1	Agreement and Plan of Merger and Reorganization, dated as of July 1, 2009, among International Assets Holding Corporation, International Assets Acquisition Corp., and FCStone Group, Inc. (incorporated by reference from Exhibit 2.1 to the Current Report on Form 8-K of the registrant filed on July 2, 2009)

3.1	Restated Certificate of Incorporation of International Assets Holding Corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL ASSETS HOLDING CORPORATION

Date: October 9, 2009	By:	/S/ SCOTT J. BRANCH
Scott J. Branch, its Chief Operating Officer

Exhibit Index

Exhibit No.	Description

2.1	Agreement and Plan of Merger and Reorganization, dated as of July 1, 2009, among International Assets Holding Corporation, International Assets Acquisition Corp., and FCStone Group, Inc. (incorporated by reference from Exhibit 2.1 to the Current Report on Form 8-K of the registrant filed on July 2, 2009)

3.1	Restated Certificate of Incorporation of International Assets Holding Corporation

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